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                                                                EXHIBIT 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 14, 1996, and effective as of November 18, 1996, is among DAISYTEK, INCORPORATED, a Delaware corporation (hereinafter referred to as "Borrower"), DAISYTEK INTERNATIONAL INCORPORATED, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), NBD BANK, a Michigan banking corporation ("NBD"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as a lender and as administrative agent for itself, State Street and NBD (State Street, NBD, TCB and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, State Street and TCB entered into that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $30,000,000, with funding commitments thereunder shared equally by TCB and State Street; and

            WHEREAS, Borrower, Guarantor, Subsidiary Guarantors and Lenders desire to amend the Credit Agreement to increase the aggregate maximum principal amount under such revolving credit facility from $30,000,000 to $50,000,000, with funding commitments thereunder to be shared forty percent (40%) by TCB, forty percent (40%) by State Street and twenty percent (20%) by NBD;

            NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

            1.     Amended Definitions.  The following definitions in Section
1.1 of the Credit Agreement are amended to read in their entireties as follows:

            ""Borrower's Account" means the account(s) maintained by Borrower with TCB, as Agent, for the purposes of this Agreement."

            ""Committed Sum" means, with respect to the Loan Commitment, Twenty Million Dollars ($20,000,000) with respect to TCB, Twenty Million Dollars ($20,000,000) with respect to State Street, and Ten Million Dollars ($10,000,000) with respect to NBD."

            ""Lender" or "Lenders" means, collectively, Texas Commerce Bank National Association, a national banking association, State Street Bank and Trust Company, a Massachusetts trust, NBD Bank, a Michigan banking corporation, and any assignee lender pursuant to Section 11.4A of the Credit Agreement. Notwithstanding such collective definition, the phrases "a Lender," "any of Lenders," "each of Lenders" and similar phrases shall be singular references and not collective references."

            ""Lender Funding Account" means the account maintained by Agent with TCB for purposes of this Agreement."

            ""Loan Commitment" means Fifty Million Dollars ($50,000,000)."

            ""Notes" means, collectively, the promissory notes of Borrower, dated as of the Closing Date and substantially in the form of Exhibit A, each appropriately completed, duly executed and delivered to a Lender by Borrower and payable to the order of such Lender in the principal amount of such Lender's maximum Committed Sum, as such promissory notes may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor."

            ""Pro Rata Part" or "Pro Rata," with respect to a Lender, means the proportion that such Lender's Committed Sum bears to the aggregate Committed Sums of all Lenders."

            ""Qualified Issuer" means any of Lenders and a commercial bank having capital and retained earnings of at least $165,000,000."

            ""Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent (50%) or more by such Person. Without limiting the foregoing, with respect to Guarantor, on the Second Amendment Closing Date a Subsidiary



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2
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            of Guarantor includes Borrower and the entities identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment.

            2.     New Definition.  The following definition is added to
Section 1.1 of the Credit Agreement, to read in its entirety as follows:

                   ""Second Amendment Closing Date" means November 18, 1996,
            being the effective date of the Second Amendment to Credit Agreement among Borrower, Guarantor, Subsidiary Guarantors, Lenders and Agent."

            3. General Amendment. References in the Credit Agreement to "either of Lenders" or "either Lender" are hereby amended to be references to "any of Lenders" and "any Lender," respectively; references in the Credit Agreement to "either or both of Lenders" or "either or both Lenders" are hereby amended to be references to "any or all of Lenders" and "any or all Lenders," respectively. References in the Credit Agreement (and the exhibits thereto) to TCB and State Street (whether or not using defined terms) are hereby amended to be references to TCB, State Street, NBD and any assignee lender pursuant to
Section 11.4A of the Credit Agreement.

            4. Amendment of Section 2.2. The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

            "The Loan made by Lenders pursuant to this Article II shall be evidenced by the Notes dated as of the Second Amendment Closing Date and substantially in the form of Exhibit A."

            5.     Amendment of Section 2.4.  The first paragraph of Section
2.4 of the Credit Agreement is amended to read in its entirety as follows:

                   "Section 2.4  Borrowing and Rate Option Procedure.  By no
            later than noon Dallas, Texas time on a proposed Advance Date for any Advance that Borrower desires to accrue interest at the Base Rate, and by no later than noon Dallas, Texas time three (3) Eurodollar Business Days prior to a proposed Advance Date for any Advance that Borrower desires to accrue interest at the Adjusted Eurodollar Rate, Borrower shall submit to Agent an Advance Request with respect to the Loan that specifies (a) the requested Advance Date and (b) the amount of the requested Advance, (c) whether the Advance shall accrue interest at the Base Rate or the Adjusted Eurodollar Rate, and (d) if the Advance is to accrue interest at an Adjusted Eurodollar Rate, the requested Eurodollar Interest Period, whereupon Agent shall promptly notify Lenders thereof. Each





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 3
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            Advance accruing interest at the Base Rate shall be in the amount of $100,000 or more; each Advance accruing interest at an Adjusted Eurodollar Rate shall be an integral multiple of $100,000. As early as possible on the Advance Date specified in such Advance Request, each Lender shall cause to be deposited to the Lender Funding Account in immediately available funds an amount equal to its respective Pro Rata Part of such requested Advance. Each Lender's obligation to make such a deposit in such amount shall exist whether or not the other Lenders satisfy their obligation to make such deposit. No Lender shall have a duty whatsoever to satisfy another Lender's obligation to make such deposits. Upon the fulfillment of the applicable conditions set forth herein, including Article VI, Agent shall make the funds deposited in the Lender Funding Account available to Borrower no later than Agent's close of business on the Advance Date by debiting the Lender Funding Account and crediting Borrower's Account in immediately available funds.

                   Unless Agent shall have been notified by a Lender prior to the time of an Advance that such Lender does not intend to make available to Agent such Lender's Pro Rata Part of such Advance, Agent may (but shall be under no obligation to) assume that such Lender has made such Pro Rata Part available to Agent on or before the time of such Advance and Agent may (but again shall be under no obligation to), in reliance on such assumption, make available to Borrower such Lender's Pro Rata Part. If such Pro Rata Part is not in fact made available to Agent by such Lender, then Agent shall be entitled to recover such Pro Rata Part on demand from such Lender. If such Lender does not pay such Pro Rata Part forthwith upon Agent's demand therefor, then Agent shall promptly notify Borrower and Borrower shall immediately pay such Pro Rata Part to Agent. Agent shall also be entitled to recover on demand from such Lender or Borrower, as the case may be, interest on such Pro Rata Part in respect of each day from the date such Pro Rata Part was made available by Agent to Borrower until the date such Pro Rata Part is recovered by Agent, at a rate per annum equal to (a) if recovered from such Lender, the Federal Funds Effective Rate, and (b) if recovered from Borrower, the rate of interest applicable to the respective Advance. Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to make Advances hereunder or to prejudice any rights that Borrower may have against a Lender as a result of any failure by such Lender to make its Pro Rata Part of Advances hereunder."

            6. Amendment of Article III. Article III of the Credit Agreement is amended to read in its entirety as follows:





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 4
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                                  "ARTICLE III

                               Letters of Credit

            Section 3.1 Commitment to Issue Letters of Credit. Subject to the terms and conditions of this Agreement, including, without limitation,
Section 3.2, Lenders (acting through any Lender or Lenders designated by Borrower from time to time, as issuer) agree to issue, at such times as Borrower may request from the Closing Date to the Loan Maturity Date, commercial and standby letters of credit for the account of any Daisytek Corporation; provided, however, that (a) the aggregate amount of the Letters of Credit issued by Lenders at any one time outstanding shall not exceed $2,000,000, and (b) the aggregate amount of the Letters of Credit, plus the principal amount of the Loan, at any one time outstanding, shall not exceed the lesser of (x) the Borrowing Base and (y) the Loan Commitment.

            If a Letter of Credit hereunder is issued other than by TCB, then the issuing Lender shall promptly (and in any event within one Business Day) notify Agent thereof and include with such notice Borrower's application for such Letter of Credit, a photocopy of the issued Letter of Credit and a statement signed by such issuing Lender acknowledging that such Letter of Credit was issued hereunder. The obligation of Lenders (acting through any Lender or Lenders designated by Borrower from time to time, as issuer) to issue Letters of Credit hereunder shall expire at Agent's close of business in Dallas, Texas on the Loan Maturity Date. Each Letter of Credit, as the same may be amended or extended from time to time, shall expire no later than the Loan Maturity Date. All Letters of Credit issued hereunder shall be in the issuing Lender's standard form or in such other form as is mutually agreed upon by Borrower and Lenders.

            Section 3.2 Conditions to Issuance of a Letter of Credit. In addition to the conditions stated elsewhere herein, Lenders (acting through any Lender or Lenders designated by Borrower from time to time, as issuer) will not be obligated to issue a Letter of Credit unless:

                   (a) Compliance with Terms of Agreement. Each Daisytek Corporation has complied with all of the terms of this Agreement to be complied with by it, including, without limitation, the conditions to an Advance set forth in Section 6.2.

                   (b) Application for Letter of Credit. By no later than two (2) Business Days prior to the proposed





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5
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            issuance date of a Letter of Credit (or any shorter period to which the proposed issuing Lender may agree) Borrower has delivered to such issuing Lender an application for Letter of Credit pertaining to such Letter of Credit, executed by a Responsible Officer of Borrower.

                   (c) Issuance Fee. The issuance fee payable by Borrower pursuant to Section 3.5 shall have been paid.

            Section 3.3 Issuance of a Letter of Credit. Subject to the terms and conditions set forth in Section 3.1 and 3.2, Lenders (acting through any Lender or Lenders designated by Borrower from time to time, as issuer) shall make the Letter of Credit available for the account of Borrower at the issuing Lender's principal office not later than 3:00 p.m. Dallas, Texas time on the issuance date.

            Section 3.4 Presentment. An issuing Lender shall immediately notify Borrower of the presentment for payment of a draft under a Letter of Credit issued by Lenders (acting through such issuing Lender) and immediately provide Borrower with a copy of any documents accompanying such presentment. Except with respect to a variation between documents required by such Letter of Credit and documents accepted by Lenders (acting through such issuing Lender), the failure of such issuing Lender to provide such notice and copies shall not effect Borrower's obligations hereunder. Borrower shall reimburse Lenders (acting through such issuing Lender) on the same day that payment is made under such Letter of Credit. If payment is made under a Letter of Credit and Borrower does not reimburse such issuing Lender on the date such payment is made, then such payment shall be deemed to be an Advance and accrue interest at the Base Rate.

            The obligation of Borrower to make payments to Lenders (acting through an issuing Lender), as provided in this Article III, with respect to Letters of Credit shall be irrevocable and shall not be subject to any qualification or exception, including, without limitation, any of the following circumstances:

                   (a) Any lack of validity or enforceability of this Agreement or any of the Loan Documents; or

                   (b) The existence of any claim, set off, defense or other right that a Daisytek Corporation may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 6
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            of Lenders or any other Person, whether in connection with this
            Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between a Daisytek Corporation and the beneficiary named in any Letter of Credit); or

                   (c) Any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient (but conforming on its face to the requirements of the applicable Letter of Credit) or any statement therein being untrue or inaccurate in any respect; or

                   (d) The surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                   (e)      The occurrence of any Event of Default.

            Section 3.5 Letter of Credit Fees. For each Letter of Credit issued hereunder, Borrower shall pay to Agent (a) for the account of Lenders and for so long as such Letter of Credit is outstanding, a per annum fee equal to (i) the undrawn amount of such Letter of Credit multiplied by (ii) the Applicable Margin, and (b) for the issuing Lender's own account, a one-time fee payable upon the issuance thereof of the greater of (i) 0.00125 multiplied by the principal amount of such Letter of Credit and (ii) $250.00. The per annum fee shall be payable on each Quarterly Payment Date, in arrears. If the Applicable Margin shall change during a period for which the per annum fee is calculated, then such calculation shall be made based on each such Applicable Margin and the number of days in such period during which each such Applicable Margin was in effect. In addition, Borrower agrees to pay to the issuing Lender all other document handling, administrative and other similar charges normally charged by such issuing Lender in connection with letters of credit.

            Section 3.6 Release. Each Daisytek Corporation shall not hold any Lender responsible for, and hereby releases each Lender from, liability in connection with:

                   (a) Any delay in giving any notice to Borrower of the presentment of a Letter of Credit for payment; or

                   (b) The truth or accuracy of any statements made in any documents required by a Letter of Credit to be delivered to an issuing Lender; or





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 7
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                   (c)      Any failure of the signature on any draft or other
            documents required to be furnished to be that of an authorized person or to be genuine.

            Each Daisytek Corporation waives any right to object to and ratifies the action of the issuing Lender of any Letter of Credit, in the case of any variation between documents required by such Letter of Credit or instructions of Borrower, and documents accepted by Lenders (acting through such issuing Lender) as to which Borrower has notice, unless promptly upon receipt of the documents or of knowledge of the variation and prior to funding by Lenders (acting through such issuing Lender), Borrower sends notice of objection in writing to Lenders."

            7. Amendment of Section 8.2(m). Section 8.2(m) of the Credit Agreement is amended to read in its entirety as follows:

                   "(m)  Limitations on Funded Debt.  No Daisytek Corporation
            shall permit, as of any date, the creation, incurrence, assumption or sufferance to exist of Funded Debt of such corporation, other than (a) the Obligations, (b) Funded Debt existing on the Closing Date and fully described in the Initial Financial Statements (other than the Funded Debt referred to in Footnote 2 to the Consolidated financial statements of Guarantor included in the Prospectus as the revolving line of credit agreement with commercial banks), (c) Funded Debt secured as permitted by Section 8.2(a), (d) unsecured Funded Debt of up to Ten Million Dollars ($10,000,000) to a Lender incurred under a money market line of credit, and (e) unsecured Funded Debt of such Daisytek Corporation which, together with the Funded Debt pursuant to this clause (e) of all other Daisytek Corporations, does not exceed Five Million Dollars ($5,000,000)."

            8. Amendment of Section 8.2(n). Section 8.2(n) of the Credit Agreement is amended to read in its entirety as follows:

                   "(n)  Factoring.  No Daisytek Corporation will permit
            Working Capital of Canada, Inc., Working Capital of America, Inc. and any other Daisytek Corporation to acquire accounts receivable in excess of an aggregate face value of Three Million Dollars ($3,000,000), all of which shall arise from the retail sale of merchandise sold at wholesale by a Daisytek Corporation."

            9. Amendment of Section 9.1. Section 9.1 of the Credit Agreement, and the title of Article IX of the Credit Agreement appearing thereabove, are amended to read in their entirety as follows:





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 8
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                   "Agreements Between Agent and Lenders, and Between Lenders

                   Section 9.1 Appointment. Lenders hereby irrevocably appoint Agent as agent hereunder, and irrevocably authorize Agent to act as the agent of Lenders hereunder, and Agent agrees to act as such, upon the conditions contained in this Article IX. Agent shall not have or be deemed to have a fiduciary relationship with any of Lenders by reason of this Agreement. This Agreement shall not create, and shall not be deemed to create, a relationship of partnership or joint venture between TCB, either for itself, as Agent or both, and any other Lender or Lenders."

            10. Amendment of Section 9.18. Section 9.18 of the Credit Agreement is amended to read in its entirety as follows:

                   "Section 9.18  Required Consent.  Notwithstanding Section
            11.1, actions undertaken by Lenders with respect to this Agreement, such as entering into an amendment or supplement to this Agreement or granting a temporary waiver from a provision of this Agreement, require the consent of Lenders holding at least fifty- one percent (51%) of the total Committed Sum; provided, however, that (a) no modification, supplement or waiver shall, unless by an instrument signed by all Lenders or by Agent acting with the consent of all
            Lenders: (i) increase, or extend the term of any of, the Loan Commitment, or extend the time or waive any requirement for the reduction or termination of any of the Loan Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loan (or any portion thereof) or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of Borrower to prepay the Loan (or any portion thereof), (vi) alter the terms of this Section 9.18, (vii) otherwise modify in any other manner the number or percentage of Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof,
            (viii) waive any of the conditions precedent set forth in Section 6.2, or (ix) release Guarantor or any Subsidiary Guarantor from its Guaranty (except that Agent is authorized to release the Guaranty of any Subsidiary Guarantor being sold in a transaction consented to by Lenders holding at least fifty-one percent (51%) of the total Committed Sum), (b) any modification or supplement of this Article IX shall required Agent's prior written consent. The immediately foregoing sentence is subject to (a) Agent's powers and rights specifically delegated or granted to it in this Agreement (and





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 9
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            such powers as are reasonably incidental thereto) and (b) Section
            9.5 (in respect of a Potential Event of Default or an Event of Default)."

            11. Amendment of Section 11.3. Lenders' addresses as set forth in Section 11.3 of the Credit Agreement are amended to read in their entirety as follows:

                   "Texas Commerce Bank National Association
                   2200 Ross Avenue, Third Floor
                   Dallas, Texas 75201
                   Attention:  Mark Denton, Senior Vice President
                   Telecopy:  214-965-2990

                   State Street Bank and Trust Company
                   225 Franklin Street - M8
                   Boston, Massachusetts 02110
                   Attention:  Michael St. Jean
                   Telecopy:  617-338-4041

                   NBD Bank
                   611 Woodward
                   Detroit, Michigan 48226
                   Attention:  William J. McCaffrey
                   Telecopy:  313-225-1212

                   As to any Lender who becomes such pursuant to Section 11.4A, to such Lender at its address given to Agent."

            12. Amendment of Exhibit A, etc. Exhibit A of the Credit Agreement is amended in its entirety to be in the form of Exhibit A attached to this Amendment. All references to Exhibit A-1 are deleted.

            13. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior receipt by Agent of the documentation and fees set forth below:

                   (a) Certificates. A certificate of the Secretary of each Daisytek Corporation, dated as of the Second Amended Closing Date, to the effect that, except for an increase in the number of authorized shares of common stock of Guarantor, no changes have occurred to the certificates of incorporation (and other equivalent charter documents) and by-laws of the Daisytek Corporations, and no changes have occurred in the incumbency of officers of the Daisytek Corporations authorized to execute or attest any of the Loan Documents, in each case since the Closing Date, except as expressly described in such certificate;





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 10

                   (b) Resolutions. Copies of resolutions of the Board of Directors of each Daisytek Corporation, satisfactory to Lenders, approving the execution and delivery of this Amendment and such of the other Loan Documents to which such corporation is a party and authorizing the performance of the obligations of such corporation contemplated in this Amendment and in such other Loan Documents, accompanied by a certificate of the Secretary of such corporation, dated as of the Second Amendment Closing Date, that such copies are complete and correct copies of resolutions duly adopted at a meeting of such Board of Directors, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the Second Amendment Closing Date;

                   (c) Other Certificates. Certificates of each Daisytek Corporation's existence, good standing and qualification to do business, issued by appropriate officials in any state in which such corporation is incorporated, owns property or otherwise qualified, or required to qualify, to do business;

                   (d)      Notes.  The Notes, duly executed;

                   (e) Guaranties. A Guaranty or Guaranties of Guarantor and the Subsidiary Guarantors in favor of Agent for the benefit of Lenders, duly executed by Guarantor and the Subsidiary Guarantors and substantially in the form of Exhibit B to the Credit Agreement (but with such appropriate changes in date, recitals and identity of the guarantor(s) and beneficiaries thereunder as Lenders may reasonably require);

                   (f) Opinion of Counsel. An executed opinion of Wolff & Samson, P.C., Roseland, New Jersey, counsel to the Daisytek Corporations, dated as of the Second Amendment Closing Date and in form and substance satisfactory to Lenders and their counsel;

                   (g) Other Documents. Any and all other documents or certificates reasonably requested by a Lender in connection with the execution of this Amendment; and

                   (h) Fee. The fee agreed to by Borrower or Guarantor pursuant to Agent's letter of even date herewith, duly acknowledged by Borrower or Guarantor."

            14. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, and all such documents being in form and substance reasonably satisfactory to Agent.





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 11
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            15.    Terms of Agreement.  Except as expressly amended by this
Amendment, the Credit Agreement is and shall be unchanged.

            16. Amounts Outstanding. Lenders shall by appropriate payments between or among them transfer funds on the Second Amendment Closing Date such that the balance of the Loan immediately prior to the effectiveness of this Amendment shall, after giving effect to this Amendment, be held by Lenders in Pro Rata Part.

            17. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

            18. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) except for an increase in the number of authorized shares of common stock of Guarantor, neither the certificate of incorporation (or other charter documents) nor bylaws of any Daisytek Corporation have been amended or revoked since May 22, 1995, (c) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

            19. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

            20. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. CHAPTER 15 OF TEXAS





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 12

REVISED CIVIL STATUTES ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE NOTES.

         21. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and
(iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         22. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         23. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE



SECOND AMENDMENT TO CREDIT AGREEMENT - Page 13

OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         24. DTPA WAIVER. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE Section 17.01 ET SEQ.), OTHER THAN Section 17.555 THEREOF, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS ASSETS OF $5,000,000 OR MORE (EXCEPT THAT ONLY BORROWER, GUARANTOR AND DAISYTEK (CANADA) INC. MAKE THE REPRESENTATION IN THIS CLAUSE (A)), (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDERS, AND (D) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         25. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.



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SECOND AMENDMENT TO CREDIT AGREEMENT - Page 14

         THIS AMENDMENT is executed and effective as of the date first written above.


                                    BORROWER:

                                    DAISYTEK, INCORPORATED

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    GUARANTOR:

                                    DAISYTEK INTERNATIONAL CORPORATION

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    SUBSIDIARY GUARANTORS:

                                    WORKING CAPITAL OF AMERICA, INC.,
                                    a Delaware corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    HOME TECH DEPOT, INC.,
                                    a Delaware corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    DAISYTEK (CANADA) INC.,
                                    a Canadian corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 15

                                    WORKING CAPITAL CANADA INC.,
                                    a Canadian corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance

                                    DAISYTEK DE MEXICO, S.A. DE C.V.,
                                    a Mexican corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    SUPPLIES EXPRESS, INC.,
                                    a Delaware corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    DAISYTEK LATIN AMERICA, INC.,
                                    a Florida corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    PRIORITY FULFILLMENT SERVICES DE
                                    MEXICO, S.A. DE C.V.,
                                    a Mexican corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance


                                    DAISYTEK DE MEXICO SERVICES, S.A. DE C.V., a Mexican corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 16

                                    PRIORITY FULFILLMENT SERVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ Thomas J. Madden
                                    Name: Thomas J. Madden
                                    Title: Vice President - Finance





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 17

                                  DAISYTEK AUSTRALIA PTY. LIMITED,
                                  an Australian corporation

                                  By: /s/ Thomas J. Madden
                                  Name: Thomas J. Madden
                                  Title: Vice President - Finance


                                  PRIORITY FULFILLMENT SERVICES OF CANADA, INC., a Canadian corporation

                                  By: /s/ Thomas J. Madden
                                  Name: Thomas J. Madden
                                  Title: Vice President - Finance


                                  AGENT:

                                  TEXAS COMMERCE BANK NATIONAL
                                  ASSOCIATION, a national banking association

                                  By: /s/ Mark Denton
                                      Mark Denton,
                                      Senior Vice President


                                  LENDERS:

                                  TEXAS COMMERCE BANK NATIONAL
                                  ASSOCIATION, a national banking association

                                  By: /s/ Mark Denton
                                      Mark Denton,
                                      Senior Vice President


                                  STATE STREET BANK AND TRUST COMPANY,
                                  a Massachusetts trust

                                  By: /s/ Michael St. Jean
                                      Michael St. Jean,
                                      Vice President





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 18

                                  NBD BANK, a Michigan banking corporation

                                  By:  /s/  William J. McCaffrey
                                       William J. McCaffrey,





SECOND AMENDMENT TO CREDIT AGREEMENT - Page 19